Exhibit 99.2
Last Updated      10/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2007 and 2006

		3 Mo. Ended September			9 Mo. Ended September
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$204	$169	$35	$284	$257	$27
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	2	(2)	4	1	(1)	2
4	SunCor	(2)	17	(19)	6	47	(41)
5	El Dorado	(3)	—	(3)	(5)	(2)	(3)
6	Parent Company	—	—	—	9	6	3

7	Income From Continuing Operations	201	184	17	295	307	(12)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—	—	—	—
9	SunCor	8	—	8	9	2	7
10	NAC	—	—	—	—	—	—

11	Total	8	—	8	9	2	7

12	Net Income	$209	$184	$25	$304	$309	$(5)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$2.03	$1.69	$0.34	$2.82	$2.57	$0.25
14	Pinnacle West Energy	—	—	—	—	—	—
15	APS Energy Services	0.01	(0.02)	0.03	0.01	(0.01)	0.02
16	SunCor	(0.02)	0.17	(0.19)	0.07	0.47	(0.40)
17	El Dorado	(0.03)	—	(0.03)	(0.05)	(0.02)	(0.03)
18	Parent Company	—	—	—	0.08	0.06	0.02

19	Income From Continuing Operations	1.99	1.84	0.15	2.93	3.07	(0.14)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—	—	—	—
21	SunCor	0.08	—	0.08	0.09	0.03	0.06
22	NAC	—	—	—	—	—	—

23	Total	0.08	—	0.08	0.09	0.03	0.06

24	Net Income	$2.07	$1.84	$0.23	$3.02	$3.10	$(0.08)

25	BOOK VALUE PER SHARE	$35.55 *	$34.07	$1.48	$35.55 *	$34.07	$1.48

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,829	99,973	856	100,767	99,723	1,044
27	End of Period	100,367	99,648	719	100,367	99,648	719

*	Estimate

See Glossary of Terms.	Page 2 of 31

Last Updated      10/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2007 and 2006

		3 Mo. Ended September			9 Mo. Ended September
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$574	$490	$84	$1,155	$1,029	$126
29	Business	425	371	54	1,031	937	94

30	Total retail	999	861	138	2,186	1,966	220
	Wholesale revenue on delivered electricity
31	Traditional contracts	12	12	—	26	25	1
32	Off-system sales	16	—	16	33	34	(1)
33	Transmission for others	8	7	1	22	19	3
34	Other miscellaneous services	9	7	2	24	22	2

35	Total regulated operating electricity revenues	1,044	887	157	2,291	2,066	225

	MARKETING AND TRADING
36	Electricity and other commodity sales	99	85	14	264	259	5

37	Total operating electric revenues	$1,143	$972	$171	$2,555	$2,325	$230

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	5,084	4,720	364	11,105	10,423	682
39	Business	4,426	4,222	204	11,715	11,392	323

40	Total retail	9,510	8,942	568	22,820	21,815	1,005
	Wholesale electricity delivered
41	Traditional contracts	296	321	(25)	733	717	16
42	Off-system sales	478	219	259	1,031	1,109	(78)
43	Retail load hedge management	529	450	79	900	1,250	(350)

44	Total regulated electricity	10,813	9,932	881	25,484	24,891	593

	MARKETING AND TRADING
45	Wholesale sales of electricity	3,623	4,841	(1,218)	8,286	12,665	(4,379)

46	Total electric sales	14,436	14,773	(337)	33,770	37,556	(3,786)

See Glossary of Terms.	Page 3 of 31

Last Updated      10/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2007 and 2006

		3 Mo. Ended September			9 Mo. Ended September
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$137	$175	$(38)	$160	$173	$(13)
48	Deferred fuel and purchased power costs — current period	69	134	(65)	198	225	(27)
49	Regulatory disallowance	—	—	—	(14)	—	(14)
50	Interest on deferred fuel	2	2	—	5	6	(1)
51	Amounts recovered through revenues	(58)	(102)	44	(199)	(195)	(4)

52	Deferred fuel and purchased power regulatory asset — ending balance	$150	$209	$(59)	$150	$209	$(59)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$6	$7	$(1)	$46	$36	$10
54	Mark-to-market reversals on realized sales (a) (b)	(3)	(1)	(2)	(13)	(3)	(10)
55	Change in mark-to-market value of forward sales	2	(3)	5	5	(1)	6

56	Total gross margin	$5	$3	$2	$38	$32	$6

	By Pinnacle West Entity

57	APS	$—	$(3)	$3	$7	$8	$(1)
58	Pinnacle West	1	4	(3)	21	16	5
59	APS Energy Services	4	2	2	10	8	2
60	Pinnacle West Energy	—	—	—	—	—	—

61	Total gross margin	$5	$3	$2	$38	$32	$6

Future Marketing and Trading Mark-to-Market Realization
As of September 30, 2007, Pinnacle West had accumulated net mark-to-market gains of $10 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $3 million; 2008, $2 million; and thereafter, $5 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the third quarter of 2007. A $3 million realized gain is included in the $6 million on line 53 for the third quarter of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 31

Last Updated      10/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2007 and 2006

		3 Mo. Ended September			9 Mo. Ended September
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	963,874	935,523	28,351	963,799	932,241	31,558
63	Business	120,918	116,009	4,909	119,786	114,795	4,991

64	Total	1,084,792	1,051,532	33,260	1,083,585	1,047,036	36,549
65	Wholesale customers	61	76	(15)	62	76	(14)

66	Total customers	1,084,853	1,051,608	33,245	1,083,647	1,047,112	36,535

67	Customer growth (% over prior year)	3.2%	4.4%	(1.2)%	3.5%	4.5%	(1.0)%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

68	Residential	4,805	4,772	33	10,667	10,370	297
69	Business	4,371	4,231	140	11,576	11,412	164

70	Total	9,176	9,003	173	22,243	21,782	461

	RETAIL USAGE (KWh/Average Customer)

71	Residential	5,275	5,045	230	11,522	11,181	341
72	Business	36,601	36,394	207	97,797	99,238	(1,441)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	4,985	5,101	(116)	11,067	11,124	(57)
74	Business	36,152	36,470	(318)	96,644	99,412	(2,768)

	ELECTRICITY DEMAND (MW)

75	System peak demand	7,545	7,652	(107)	7,545	7,652	(107)

See Glossary of Terms.	Page 5 of 31

Last Updated      10/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2007 and 2006

		3 Mo. Ended September			9 Mo. Ended September
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	2,218	2,202	16	6,363	5,120	1,243
77	Coal	3,563	3,574	(11)	9,992	9,839	153
78	Gas, oil and other	2,479	2,433	46	5,147	5,756	(609)

79	Total generation production	8,260	8,209	51	21,502	20,715	787

	Purchased power
80	Firm load	2,521	1,962	559	4,475	4,067	408
81	Marketing and trading	4,469	5,353	(884)	9,786	14,542	(4,756)

82	Total purchased power	6,990	7,315	(325)	14,261	18,609	(4,348)

83	Total energy sources	15,250	15,524	(274)	35,763	39,324	(3,561)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	89%	88%	1%	86%	69%	17%
85	Coal	93%	94%	(1)%	88%	87%	1%
86	Gas, oil and other	34%	34%	0%	24%	26%	(2)%
87	System average	61%	61%	0%	52%	51%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	22	97	(75)	115	319	(204)
89	Coal	79	62	17	156	167	(11)
90	Gas	147	109	38	273	142	131

91	Total	248	268	(20)	544	628	(84)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 6 of 31

Last Updated      10/25/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2007 and 2006

		3 Mo. Ended September			9 Mo. Ended September
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$69.26	$65.89	$3.37	$62.84	$58.10	$4.73
93	SP15	$68.84	$71.89	$(3.05)	$65.87	$61.87	$4.00
	Off-Peak
94	Palo Verde	$37.03	$38.45	$(1.42)	$40.18	$36.25	$3.93
95	SP15	$41.23	$43.94	$(2.71)	$44.41	$38.82	$5.59

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	2,686	2,455	231	4,566	4,238	328
97	Heating degree-days	—	—	—	597	468	129
98	Average humidity	30%	33%	(3)%	29%	26%	3%
	10-Year Averages
99	Cooling degree-days	2,544	2,544	—	4,198	4,198	—
100	Heating degree-days	—	—	—	544	544	—
101	Average humidity	32%	32%	0%	32%	32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)(d)
102	Single-family	3,816	4,446	(630)	18,280	22,045	(3,765)
103	Multi-family	1,982	2,034	(52)	9,686	7,897	1,789

104	Total	5,798	6,480	(682)	27,966	29,942	(1,976)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	2.8%	5.2%	(2.4)%	3.5%	5.6%	(2.1)%
106	Unemployment rate (%, seasonally adjusted)	3.7%	4.0%	(0.3)%	3.8%	4.1%	(0.3)%

Sources:

(a) Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b) Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c) Arizona Department of Economic Security

(d) Economic indicators reflect periods ended August 31, 2007 (latest available data) and August 31, 2006.

See Glossary of Terms.	Page 7 of 31